                            REGISTRATION RIGHTS AGREEMENT


          This Registration Rights Agreement (this "Agreement") is made and entered into as of the 22nd day of March, 1998 by and among CNC Holding Corp., ("Crown"), ContiWest Corporation ("Conti"), MarRay Investment, L.L.C., an affiliate of Harbert Management Corporation ("Harbert") and Strategic Realty Capital Corp. (the "Company").

          WHEREAS, concurrently with the execution of this Agreement, the Company is entering into separate Stock Purchase Agreements with each of Crown, Conti and Harbert (each a "Holder" and, collectively, the "Holders") and the shares of stock purchased by them pursuant to the Stock Purchase Agreement executed on the date hereof, are the "Sponsor Shares."

          NOW, THEREFORE, in consideration of the mutual representatives, warranties and covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:


                                      ARTICLE I

                                 CERTAIN DEFINITIONS

          Section 1.1 CERTAIN DEFINITIONS. As used in this agreement, the following definitions apply:

          "Act" means the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, as shall be in effect from time to time.

          "Agreement" means this Registration Rights agreement, dated as of March 22, 1998, among Crown, Conti, Harbert and the Company (as such agreement may be amended, restated, supplemented or otherwise modified, from time to time).

          "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Conti Holder" means Conti, so long as it holds the Sponsor Shares, and any holder of the Sponsor Shares to whom the registration rights conferred by this agreement have been transferred pursuant to Section 3.2 hereof.

          "Conti Shares" means the shares of the capital stock of the Company purchased by Conti from the Company pursuant to the Conti Stock Purchase Agreement.

          "Conti Stock Purchase Agreement" means the Stock Purchase Agreement, dated the date hereof, between Conti and the Company.

          "Crown Holder" means Crown, so long as it holds the Sponsor Shares, and any holder of the Sponsor Shares to whom the registration rights conferred by this Agreement have been transferred pursuant to Section 3.2 hereof.

          "Crown Shares" means the shares of the capital stock of the Company purchased by Crown from the Company pursuant to the Crown Stock Purchase Agreement.

          "Crown Stock Purchase Agreement" means the Stock Purchase Agreement, dated the date hereof, between CNC Holding Corp. and the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

          "Harbert Holder" means Harbert, so long as it holds the Sponsor Shares, and any holder of the Sponsor Shares to whom the registration rights conferred by this Agreement have been transferred pursuant to Section 3.2 hereof.

          "Harbert Shares" means the shares of the capital stock of the Company purchased by Harbert from the Company pursuant to the Harbert Stock Purchase Agreement.

          "Harbert Stock Purchase Agreement" means the Stock Purchase Agreement, dated as of the date hereof, between MarRay Investment, L.L.C. and the Company.

          "Ipo" shall mean a firm commitment underwritten initial public offering pursuant to an effective registration statement under the Act covering the offer and sale of common stock for the account of the Company.

          "Stock Purchase Agreements" means collectively, each of the Conti Stock Purchase Agreement, the Harbert Stock Purchase Agreement and the Crown Stock Purchase Agreement. The foregoing agreements are sometimes individually referred to as a Stock Purchase Agreement.


                                      ARTICLE II

                                 REGISTRATION RIGHTS

          Section 2.1 DEMAND REGISTRATION. (a) Upon written request of the Conti Holder(s) at any time within the period commencing six months and ending five years after the closing date of the IPO, the Company shall file within a reasonable period of time and, in any event, within the time period provided in
Section 2.3 (a) below after receipt of such written request, at its sole expense, on no more than one occasion, a registration statement under the Securities Act registering the Conti Shares for sale to the public; PROVIDED, HOWEVER, that the Company shall not be required to effect such a registration unless the reasonably anticipated price to the public of the Conti Shares proposed to be registered is at least $7,000,000. Notwithstanding anything in this Agreement to the contrary, the Conti Holders shall not request and the Company shall not be required to effect a registration statement under this
Section 2.1(a) within 180 days of the completion of any offering pursuant to
Section 2.1(b) or (c) hereof.   Within 15 days after receiving any such notice,
the Company shall give notice to the other Holders of the Sponsor Shares advising that the Company is proceeding with such registration statement, and offering to include therein the Sponsor Shares of such other Holders. The Company shall not be obligated to include the Sponsor Shares of any such other Holder in such registration unless such other Holder shall accept such offer by notice in writing to the Company within 15 days after receipt of such notice from the Company. In addition, if the managing underwriter in its good faith judgment determines that marketing factors require a limitation of the number of shares of Sponsor Shares to be underwritten, the managing underwriter may limit the Sponsor Shares to be included in such registration. The Company shall so advise the Holders and the number of Sponsor Shares that may be included in the registration shall be allocated among the Holders as follows: First, to the Conti Holders, the total number of Conti Shares requested to be registered pursuant to this Section 2.1(a); second to the other Holders in proportion to the respective amounts to Sponsor Shares held by each of such Holders at the time of filing of the registration statement. Any Sponsor Shares or other securities that are so excluded from the underwriting shall be excluded from the registration.

          The Company shall use its reasonable best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file and cause such registration statement to become effective as promptly as practicable and to remain effective for the period of time provided in Section
2.3 below, to reflect in the registration statement financial statements that are prepared in accordance with Section 10 (a)(3) of the Securities Act, and to amend or supplement such registration statement to reflect any facts or events arising that, individually or in the aggregate, represent a material change in the information set forth in the registration statement to enable any Conti Holders and, if applicable, other Holders of Sponsor Shares to sell their shares during such time period provided in Section 2.3 below. If any registration pursuant to this Section 2.1(a) is an underwritten offering, the Holders of a majority of the Conti Shares to be included in such registration will select an underwriter (or managing underwriter if such offering should be syndicated) approved by the Company, with such approval not to be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled, by written notice to the Conti Holders, to postpone for a reasonable period of time (not exceeding 90 days in any twelve month period, it being understood that such postponement shall not be cumulative with the correlative provisions of Sections 2.1(b) and (c) below) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.1(a) if the Company's Board of Directors determines, in its sole discretion, that such postponement is in the Company's best interests. If the Company shall so postpone the filing of a registration statement, a majority-in-interest of the requesting Conti Holders shall have the right to withdraw the request for demand registration by giving written notice to the company within 30 days after receipt of the notice of postponement. No registration shall be counted as the demand registration to which the Conti Holders are entitled pursuant to this Section 2.1(a) unless the Conti Holders are able to register and sell at least 80% of the Conti Shares requested to be included therein.

          (b) Upon written request of the Harbert Holder(s) at any time within the period commencing six months and ending five years after the closing date of the IPO, the Company shall file within a reasonable period of time and, in any event, within the time period provided in Section 2.3 (a) below after receipt of such written request, at its sole expense, on no more than one occasion, a registration statement under the Securities Act registering the Harbert Shares for sale to the public; PROVIDED, HOWEVER, that the Company shall not be required to effect such a registration unless the reasonably anticipated price to the public of the Harbert Shares proposed to be registered is at least $7,000,000. Notwithstanding anything in this Agreement to the contrary, the Harbert Holders shall not request and the Company shall not be required to effect a registration statement under this Section 2.1(b) within 180 days of the completion of any offering pursuant to Section 2.1(a) or (c) hereof. Within 15 days after receiving any such notice, the Company shall give notice to the other Holders of the Sponsor Shares advising that the Company is proceeding with such registration statement, and offering to include therein the Sponsor Shares of such other Holders. The Company shall not be obligated to include the Sponsor Shares of any such other Holder in such registration unless such other Holder shall accept such offer by notice in writing to the Company within 15 days after receipt of such notice from the Company. In addition, if the managing underwriter in its good faith judgment determines that marketing factors require a limitation of the number of shares of Sponsor Shares to be underwritten, the managing underwriter may limit the Sponsor Shares to be included in such registration. The Company shall so advise the Holders and the number of shares of Sponsor Shares that may be included in the registration shall be allocated among the Holders as follows: First, to the Harbert Holders, the total number of Harbert Shares requested to be registered pursuant to this Section 2.1(b); second to the other Holders in proportion to the respective amounts to Sponsor Shares held by each of such Holders at the time of filing of the registration statement. Any Sponsor Shares or other securities that are so excluded from the underwriting shall be excluded from the registration.

          The Company shall use its reasonable best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file and cause such registration statement to become effective as promptly as practicable and to remain effective for the period of time provided in Section
2.3 below, to reflect in the registration statement financial statements that are prepared in accordance with Section 10 (a)(3) of the Securities Act, and to amend or supplement such registration statement to reflect any facts or events arising that, individually or in the aggregate, represent a material change in the information set forth in the registration statement to enable any Harbert Holders and, if applicable, other Holders of Sponsor Shares to sell these Shares during such time period provided in Section 2.3 below. If any registration pursuant to this Section 2.1(b) is an underwritten offering, the Holders of a majority of the Harbert Shares to be included in such registration will select an underwriter (or managing underwriter if such offering should be syndicated) approved by the Company, such approval not to be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled, by written notice to the Harbert Holders, to postpone for a reasonable period of time (not exceeding 90 days in any twelve month period, it being understood that such postponement shall not be cumulative with the correlative provisions of Section 2.1(a) above and (c) below) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2.1(b) if the Company's Board of Directors determines, in its sole discretion, that such postponement is in the Company's best interests. If the Company shall so postpone the filing of a registration statement, a majority-in-interest of the requesting Harbert Holders shall have the right to withdraw the request for demand registration by giving written notice to the company within 30 days after receipt of the notice of postponement. No registration shall be counted as the demand registration to which the Harbert Holders are entitled pursuant to this Section 2.1(b) unless the Harbert Holders are able to register and sell at least 80% of the Harbert Shares requested to be included therein.

          (c) In the event either the Conti Holders or the Harbert Holders shall have completed a demand registration pursuant to Section 2.1(a) or (b) above, then upon the written request of the holders of a majority of the then outstanding Sponsor Shares (the "Majority Holders") within the period commencing 180 days following the completion of such demand registration pursuant to
Section 2.1(a) or (b) above and ending five years after the closing date of the IPO, the Company shall file within a reasonable period of time and, in any event, within the time period provided in Section 2.3 (a) below after receipt of such written request, at its sole expense, on no more than one occasion, a registration statement under the Securities Act registering the requested Sponsor Shares for sale to the public; PROVIDED, HOWEVER, that the Company shall not be required to effect such a registration unless the reasonably anticipated price to the public of the requested Sponsor Shares proposed to be registered in such registration (including Sponsor Shares included in such registration pursuant to the further provisions of this Section 2.1(c)) is at least $5,000,000. Notwithstanding anything in this Agreement to the contrary, in the event the Majority Holders wish to exercise their demand registration right under this Section 2.1(c) before either the Conti Holders or the Harbert Holders shall have completed their demand registration pursuant to Section 2.1(a) or (b) above, the Majority Holders shall first give 15 days written notice to each of the other Sponsors of the Majority Holders intent to exercise their rights under this Section 2.1(c) so that the Sponsors to which notice is given shall have the opportunity during such 15-day period to (i) request a demand registration of their Sponsor Shares in priority to the Majority Holders if they have a demand right remaining under 2.1(a) or 2.1(b) above or (ii) determine to participate in the registration pursuant to this 2.1(c) as set forth below. The Company further agrees not to honor any notice from the Majority Holders to exercise their demand rights under this Section 2.1(c) during such 15-day period. The Company shall not be obligated to include the Sponsor Shares of any such other Holder in such registration unless such other Holder shall accept such offer by notice in writing to the Company within 15 days after receipt of such notice from the Company. In addition, if the managing underwriter in its good faith judgment determines that marketing factors require a limitation of the number of shares of Sponsor Shares to be underwritten, the managing underwriter may limit the Sponsor Shares to be included in such registration. The Company shall so advise the Holders and the number of shares of Sponsor Shares that may be included in the registration shall be allocated among the Holders in proportion to the respective amounts of Sponsor Shares held by each of such Holders at the time of filing of the registration statement. Any Sponsor Shares or other securities that are so excluded from the underwriting shall be excluded from the registration.

          The Company shall use its reasonable best efforts, through its officers, directors, auditors and counsel in all matters necessary or advisable, to file and cause such registration statement to become effective as promptly as practicable and to remain effective for the period of time provided in Section
2.3 below, to reflect in the registration statement financial statements that are prepared in accordance with Section 10 (a)(3) of the Securities Act, and to amend or supplement such registration statement to reflect any facts or events arising that, individually or in the aggregate, represent a material change in the information set forth in the registration statement to enable any Holders of Sponsor Shares to sell the Sponsor Shares during such time period provided in
Section 2.3 below. If any registration pursuant to this Section 2.1(c) is an underwritten offering, the Holders of a majority of the shares to be included in such registration will select an underwriter (or managing underwriter if such offering should be syndicated) approved by the Company, such approval not to be unreasonably withheld. Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to postpone for a reasonable period of time (not exceeding 90 days in any twelve month period, it being understood that such postponement shall not be cumulative with the correlative provisions of Sections 2.1(a) and (b) above) the filing or effectiveness of any registration statement otherwise required to be prepared and filed by it pursuant to this
Section 2.1(c) if the Company's Board of Directors determines, in its sole discretion, that such postponement is in the Company's best interests. If the Company shall so postpone the filing of a registration statement, the Majority Holders shall have the right to withdraw the request for demand registration by giving written notice to the company within 30 days after receipt of the notice of postponement. No registration shall be counted as the demand registration to which the olders are entitled pursuant to this Section 2.1(c) unless the Holders are able to register and sell at least 80% of the Sponsor Shares requested to be included therein.

          Section 2.2 PIGGYBACK REGISTRATION. If, at any time within the period commencing six months and ending seven years after the closing date of the IPO, the Company proposes to register any voting equity securities under the Securities Act in a primary registration on behalf of the Company and/or in a secondary registration on behalf of holders of such securities, and the registration form to be used may be used for registration of the Sponsor Shares, the Company shall give prompt written notice (which, in the case of a registration pursuant to the exercise of demand registration rights other than those provided in Section 2.1 above, shall be within 10 business days after the Company's receipt of notice of such exercise and, in any event, shall be at least 30 days prior to the date of such filing) to the Holders of Sponsor Shares (regardless of whether some of the Holders shall have theretofore availed themselves of the demand right provided in Section 2.1 hereof) at the address(es) appearing on the records of the Company of the intention to effect registration and shall offer to include in such registration such number of Sponsor Shares with respect to which the Company has received written requests for inclusion therein within 10 business days after receipt of such notice from the Company upon generally the same terms and conditions as the person or persons for whom such registration is being effected has agreed to. This

Section 2.2 is not applicable to any registration statement to be filed by the Company on Forms S-4 or S-8 or any successor forms. The Company shall not be obligated to cause to be effective any registration statement as to which it has given notice to the Holders of Sponsor Shares and shall have discretion to withdraw any such registration without liability to Holders of Sponsor Shares.

          Notwithstanding the foregoing, if the managing underwriter of the offering shall determine in good faith and advise the Company in writing that the inclusion of the Sponsor Shares and other securities being offered in such registration would materially and adversely affect the marketability of the offering, then the Company and the managing underwriter may reduce the number of Sponsor Shares to be registered on a pro rata basis proportionate to the reduction of all holder of securities participating in such registration pursuant to the exercise of piggyback registration rights. In such event, the Company may reduce the number of Sponsor Shares to be registered but shall not limit such Sponsor Shares to fewer than 20% of the securities sold in the offering. The Company shall so advise all Holders and the number of Sponsor Shares that may be included in the registration and underwriting shall be allocated among the Company and the Holders as follows: first, to the Company so as to permit the Company to include all securities that the Company desires to sell; second to the Holders pro rata in proportion to the respective amount of Sponsor Shares or other securities held by the Holders at the time of the filing of the registration statement.

          Section 2.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Article II to use its reasonable best efforts to effect the registration of any Sponsor Shares under the Securities Act, the Company will, as expeditiously as possible:

               (a) in connection with any registration pursuant to Section 2.1, prepare and file with the Commission a registration statement (which shall be filed as soon as practicable after receipt of requisite requests from Holders of Sponsor Shares for registration, but not more than 90 days in the case of a registration statement on Form S-11, or 45 days in the case of any other form) with respect to the Sponsor Shares and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Sponsor Shares covered by such registration statement in accordance with the Holders' intended method of disposition set forth in such registration statement for such period (so long as such registration statement was filed pursuant to Section 2.1).

               (c) furnish to each seller of Sponsor Shares and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Sponsor Shares covered by such registration statement;

               (d) use its best efforts to register or qualify the Sponsor Shares covered by such registration statement under such securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such seller to consummate the public sale or other disposition in such jurisdictions of the securities to be sold by such seller, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not qualified or to file any general consent to service of process;

               (e) use its reasonable best efforts to list the Sponsor Shares covered by such registration statement with any securities exchange or automated quotation system on which the common Stock of the Company is then listed;

               (f) immediately notify each seller of Sponsor Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, included any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) enter into such agreements (including an underwriting agreement, if applicable) and take all such other actions reasonably necessary in connection therewith in order to expedite and facilitate the disposition of the Sponsor Shares to be registered;

               (h) whether or not the offering is underwritten and at the request of any seller of Sponsor Shares, furnish: (i) such representations and warranties to such seller and the underwriters, if any, as are customary in primary underwritten offerings, (ii) an opinion of counsel reasonably acceptable to the Holders representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to such seller of Sponsor Shares in form and substance as is customarily given to underwriters in an underwritten public offering and to such other effects as reasonably may be requested by counsel for the underwriters or by such seller of Sponsor Shares and its counsel and (iii) a letter dated such date from the nationally recognized independent public accountants retained by the Company, addressed to the underwriters, if any, and to such seller of Sponsor Shares, in form and substance as is customarily given by nationally recognized independent certified public accountants to underwriters in an underwritten public offering, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

               (i) make available upon reasonable notice for inspection by each seller of Sponsor Shares, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller of Sponsor Shares, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

               (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the commission, and make available to its securityholders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statements shall satisfy the provisions of
     Section 11(a) of the Securities Act.

          For purposes of paragraphs (a) and (b) above, the period of distribution of Sponsor Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Sponsor Shares in any other registration shall be deemed to extend until the earlier of the sale of all Sponsor Shares covered thereby and 120 days after the effective date thereof.

          In connection with each registration hereunder the sellers of Sponsor Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary and shall be requested by the Company in order to comply with federal and applicable state securities laws.

          In connection with each registration pursuant to this Article II covering an underwritten public offering, the Company and each seller of Sponsor Shares agree to enter into a written agreement with the managing underwriter (unless the Holder is the managing underwriter) in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          Section 2.4 EXPENSES. All expenses incurred by the Company in complying with Sections 2.1, 2.2, and 2.3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and nationally recognized independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Sponsors Shares, but excluding any Selling Expenses, are herein referred to as "Registration Expenses." "Selling Expenses" as used herein mean all underwriting discounts and selling commissions applicable to the sale of Sponsor Shares.

          The Company will pay or cause to be paid all Registration Expenses of the Holders in connection with each registration statement under Sections 2.1 and 2.2. All Selling Expenses in connection with each registration statement under Sections 2.1 and 2.2 shall be borne by the participating sellers of Sponsors Shares in proportion to the number of shares sold by each, or by such participating sellers of Sponsors Shares other than the Company (except to the extent the Company shall be a seller of Common Stock) as they may agree.

          Section 2.5 NO CONFLICTS. The Company will not enter into any agreement granting registration rights to any person or entity on terms which conflict with the provisions of this Article II.

          Section 2.6 INDEMNIFICATION AND CONTRIBUTION. In the event of a registration of any Sponsor Shares under the Securities Act pursuant to this
Article II, the Company will indemnify and hold harmless, to the fullest extent permitted by law, each Holder selling Sponsor Shares thereunder, each underwriter of such Common Stock thereunder and each other person, if any, who controls such selling Holder of Sponsor Shares or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, liabilities and expenses, joint or several, to which such selling Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, or liabilities, (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Sponsor Shares were registered under the Securities Act pursuant to Article II, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay or reimburse each such selling Holder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company (i) will not be liable in any such case if and to the extent that (A) any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such selling Holder, any such underwriter or any such controlling person, as the case may be, in writing specifically for use in such registration statement, prospectus, amendment or supplement or (B) in respect to such statement, alleged statement, omission or alleged omission with respect to which such loss, claim, damage, liability or action directly relates, the final prospectus for such registration statement corrected in all material respects such statement, alleged statement, omission or alleged omission and a copy of such final prospectus was not sent or given by or on behalf of such Holder (or otherwise delivered in accordance with applicable law or regulation) at or prior to the confirmation of the sale of Sponsor Shares of such Holder and (ii) will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, such consent not to be unreasonably withheld or delayed.

          (b) In the event of a registration of any Sponsor Shares under the Securities Act pursuant to this Article II, each Holder selling Sponsor Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, but only to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made in reliance upon and in conformity with information pertaining to such selling Holder, as such, furnished in writing to the Company by such selling Holder specifically for use in such registration statement under which such Sponsors Shares was registered under the Securities Act pursuant to this Article II, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, and will pay or reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action or (ii) any statement, alleged statement, omission or alleged omission made by the Company with respect to which such loss, claim, damage or liability directly relates, if the final prospectus for such registration statement corrected in all material respects such statement, alleged statement, omision or alleged omission and a copy of such final prospectus was not sent or given by or on behalf of such Holder (or otherwise delivered in accordance with applicable law or regulation) at or prior to the confirmation of the sale of Sponsor Shares of such Holder; PROVIDED, HOWEVER, that (A) the liability of each selling Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares of Sponsor Shares sold by such selling Holder under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such selling Holder from the sale of Sponsor Shares covered by such registration statement and (B) no selling Holder shall be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such selling Holder, such consent not to be unreasonably withheld or delayed.

          (c) Promptly after receipt by an indemnified party hereunder of written notice of any claim or the commencement of any action or proceeding, such indemnified party shall, if a claim in respect thereof is to made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party, except to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this paragraph (c) for any legal or other professional expenses subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation against an indemnified party, shall consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, unless such indemnified party shall otherwise consent in writing. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless any indemnified party reasonably concludes that there may be legal defenses available to such indemnified party with respect to sch claim which are different from or additional to those available to any other of such indemnified parties or that a conflict of interest may exist between such indemnified party and other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

          (d) In order to provide for just and equitable contribution in any case in which either (i) any Holder exercising registration rights under this
Article II, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 2.6, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and following the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that Section 2.6 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such Holder or any such controlling person in circumstances for which indemnification is provided under this Section 2.6, then, and in each such case, the Company and such Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect both the relative benefit received by such Holder and the relative fault of the Company and such Holder; PROVIDED, HOWEVER, that, in any such case, (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Sponsor Shares offered by it pursuant to such registration statement; and
(B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. For purposes of the preceding sentence, the relative benefit received by the Holder of Sponsor Shares shall be deemed to be in the same proportion as the public offering price of its Sponsor Shares offered by the registration statement bears to the public offering price of all securities offered by such registration statement; and the relative fault of the Company and such Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission of a material fact relates to information supplied by the Company or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          Section 2.7 SECURITIES LAW COMPLIANCE. The Company covenants that it will timely file all reports required to be filed by it under the Act and Exchange Act. So long as the Company is subject to the periodic reporting requirements of the Exchange Act, the Company covenants to make publicly available such information as may be necessary to permit the sale of Sponsor Shares without registration under the Act pursuant to the exemption provided by Rule 144 under the Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of any Holder of Sponsor Shares at any time, if applicable, the Company will deliver to such Holder or such Holder's prospective transferee such information as may be necessary to permit the sale of Sponsor Shares pursuant to Rule 144A under the Act, as such rule may be amended from time to time. Upon request of any Holder of Sponsor Shares, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements.


                                     ARTICLE III

                               MISCELLANEOUS PROVISIONS

          Section 3.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by facsimile transmission, sent by overnight express mail or mailed by registered or certified mail, return receipt requested, postage pre-paid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that notices of any change of address shall be effective only upon receipt thereof):

          If to the Company:  Strategic Realty Capital Corp.
                              1251 Dublin Road
                              Columbus, Ohio  43215
                              Fax No.: (614) 488-9780

          If to Conti:        Contiwest Corporation.
                              277 Park Avenue
                              New York, New York
                              Fax No.: (212) 953-0406

          If to Harbert:      MarRay Investment, L.L.C.
                              c/o Harbert Management Corporation
                              P.O. Box 1297
                              Birmingham, Alabama 35201

                              Fax No.: (205) 987-5505

          If to Crown:        CNC Holding Corp.
                              1251 Dublin Road
                              Columbus, Ohio 43215
                              Fax No.: (614) 488-9780

A notice shall be deemed given when received by the addressee.

          Section 3.2 SUCCESSORS AND ASSIGNS. Each of the parties hereto hereby acknowledges that in entering into this Agreement it has not relied upon any representation or warranty except as expressly set forth herein. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties. This agreement cannot be assigned by the parties other than to "Affiliates" of the parties hereto, as such term is defined in Section 405 of the General Rules and Regulation promulgated under the Securities Act. Any assignee of this Agreement will agree in writing to be bound by the terms hereof prior to such assignment becoming effective.

          Section 3.3 GOVERNING LAW; JURISDICTION; SERVICE. This Agreement has been negotiated, executed and delivered at and shall be deemed to have been made in New York, New York. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws rules therein. The parties hereto hereby consent and agree that the Supreme Court of New York County, New York and the United Stated District court for the Southern District of New York, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have been based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting for such legal or equitable relief as is deemed appropriate by such court. Each party hereto irrevocably consents to the service of process by registered or certified mail, postage prepaid, its address given pursuant to
Section 3.1 hereof. Subject to the foregoing, nothing in this Agreement shall be deemed to operate to affect the right of any party hereto to serve legal process in any other manner permitted by law, to preclude the enforcement by any party hereto of any judgement or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

          Section 3.4 IMMUNITY; WAIVER OF TRIAL BY JURY. To the extent that a party has or may hereafter acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgement, attachment in aid of execution, execution or otherwise) with respect to such party or such party's property, such Party hereby irrevocably waives such immunity in respect of its obligations under this Agreement.
SUBJECT TO SECTION 3.7 HEREIN, EACH

PARTY HERETO WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court. To the extent permitted by applicable law, each party hereto irrevocably waives any right such party may have to punitive damages.

          Section 3.5    COUNTERPARTS.  This Agreement may be executed in two
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          Section 3.6 CROSS-REFERENCES; SCHEDULES; TITLES AND SUBTITLES. Unless expressly indicated to the contrary, all references in this Agreement to enumerated Sections are to the respective Sections of this Agreement. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          Section 3.7 DISPUTE RESOLUTION. The parties agree that each will attempt in good faith to resolve through negotiation any dispute, claim or controversy arising out of or relating to this Agreement prior to filing any claim by suit in a court. Any party may initiate negotiations by providing written notice in letter form to the other party, setting forth the subject of the dispute and the relief requested. The recipient of such notice will respond in writing within five days with a statement of its position on and recommended solution to the dispute. If the dispute is not resolved by this exchange of correspondence, then representatives of each party with full settlement authority will meet at a mutually agreeable time and place within ten days of the date of the initial notice in order to exchange relevant information and perspectives, and to attempt to resolve the dispute. If the dispute is not resolved by these negotiations, the matter will be submitted to J.A.M.S/ENDISPUTE, or its successor, for mediation. If the matter is not resolved by such mediation within 180 days of the initiation of negotiations, then either party may file a suit in court. If the matter is resolved by litigation, the prevailing party's litigation expenses, including but not limited to all filing fees, attorney's fees and fees paid to other consultants in the course of litigation will be paid by the other party; PROVIDED THAT, each party shall bear its own costs of mediation and the mediator's fee shall be borne pro rata by the parties hereto which are subject to such mediation.

          Section 3.8 WAIVER; SEVERABILITY. The waiver by one party hereto of any breach by the other (the "BREACHING PARTY") of any provision of this Agreement shall not operate or be considered as a waiver of any other (prior or subsequent) breach by the Breaching Party, and waiver of a breach of a provision in one instance shall not be deemed a waiver of such provision in any other circumstance. If any term or provision of this Agreement or the application thereof to any person, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby.

          Section 3.9 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

          IN WITNESS WHEREOF, the PARTIES hereto have executed this Agreement as of the date first written above.

CONTIWEST CORPORATION              STRATEGIC REALTY CAPITAL
                                     CORP.

By: /s/ Peter Abeles               By: /s/ Harold E. Cooke
   ---------------------------        -------------------------------
        Name:  Peter Abeles               Name:  Harold E. Cooke
        Title:  President                 Title:  President and Chief
                                                  Executive Officer

By: /s/Robert E. Riedl
   ---------------------------
       Name:  Robert E. Riedl
       Title:  Vice President

CNC HOLDING CORP.                  MARRAY INVESTMENT, L.L.C.
                                   By:  Harbert Management Corp.
                                   Its:  Managing Member


By:  /s/ Ronald E. Roark           By:  /s/ Raymond J. Harbert
   ---------------------------        -------------------------------
   Name:Ronald E. Roark               Name:  Raymond J. Harbert
   Title:Chairman and                 Title:  Chairman
     Chief Executive Officer